                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of American Italian
Pasta Company (the "Company") for the quarterly period ended January 2, 2009
(the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 11, 2009               /s/ John P. Kelly
                                       -----------------------------------------
                                       John P. Kelly
                                       President and Chief Executive Officer

Date:  February 11, 2009               /s/ Paul R. Geist
                                       -----------------------------------------
                                       Paul R. Geist
                                       Executive Vice President and Chief
                                       Financial Officer